                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                               337,584.31
        Available Funds:
               Contract Payments due and received in this period                                                       4,901,886.94
               Contract Payments due in prior period(s) and received in this period                                      427,539.12
               Contract Payments received in this period for next period                                                 297,011.99
               Sales, Use and Property Tax, Maintenance, Late Charges                                                    107,083.81
               Prepayment Amounts related to early termination in this period                                          2,602,578.15
               Servicer Advance                                                                                          850,478.81
               Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
               Transfer from Reserve Account                                                                               6,754.43
               Interest earned on Collection Account                                                                      11,115.22
               Interest earned on Affiliated Account                                                                         294.21
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                Section 5.03                                                                                                   0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                contract < Predecessor contract)                                                                               0.00
               Amounts paid under insurance policies                                                                           0.00
               Any other amounts                                                                                               0.00

                                                                                                                      -------------
        Total Available Funds                                                                                          9,542,326.99
        Less: Amounts to be Retained in Collection Account                                                               487,877.08
                                                                                                                      -------------
        AMOUNT TO BE DISTRIBUTED                                                                                       9,054,449.91
                                                                                                                      =============


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                         0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           427,539.12
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                     Closing Date)

                        a) Class A1 Principal and Interest                                                                     0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                         6,841,931.29
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                           518,751.20
                        b) Class B Principal and Interest                                                                125,802.59
                        c) Class C Principal and Interest                                                                251,855.00
                        d) Class D Principal and Interest                                                                169,588.50
                        e) Class E Principal and Interest                                                                224,041.26

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    69,693.34
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  222,280.69
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                           in effect)                                                                                      6,754.43
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                    Amounts                                                                                              118,493.24
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                          77,719.25
                                                                                                                      -------------
        TOTAL FUNDS DISTRIBUTED                                                                                        9,054,449.91
                                                                                                                      =============

        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event                    -------------
        Funds (if any)}                                                                                                  487,877.08
                                                                                                                      =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $4,876,395.87
         - Add Investment Earnings                                                                                         6,754.43
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
         - Less Distribution to Certificate Account                                                                        6,754.43
                                                                                                                      -------------
End of period balance                                                                                                 $4,876,395.87
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $4,876,395.87
                                                                                                                      =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
              Pool A                                                                    161,534,807.64
              Pool B                                                                     20,845,155.04
                                                                                        --------------
                                                                                                                 182,379,962.68

Class A Overdue Interest, if any                                                                  0.00
Class A Monthly Interest - Pool A                                                           744,585.20
Class A Monthly Interest - Pool B                                                            96,084.51

Class A Overdue Principal, if any                                                                 0.00
Class A Monthly Principal - Pool A                                                        5,765,963.32
Class A Monthly Principal - Pool B                                                          754,049.46
                                                                                        --------------
                                                                                                                   6,520,012.78
Ending Principal Balance of the Class A Notes
              Pool A                                                                    155,768,844.32
              Pool B                                                                     20,091,105.58
                                                                                        --------------           --------------
                                                                                                                 175,859,949.90
                                                                                                                 ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $286,080,000     Original Face $286,080,000      Balance Factor
   $ 2.938583                          $ 22.790872                   61.472298%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
              Class A1                                                                            0.00
              Class A2                                                                            0.00
              Class A3                                                                   75,199,962.68
              Class A4                                                                  107,180,000.00
                                                                                      -----------------
Class A Monthly Interest                                                                                         182,379,962.68
              Class A1 (Actual Number Days/360)                                                   0.00
              Class A2                                                                            0.00
              Class A3                                                                      321,918.51
              Class A4                                                                      518,751.20
                                                                                      -----------------
Class A Monthly Principal
              Class A1                                                                            0.00
              Class A2                                                                            0.00
              Class A3                                                                    6,520,012.78
              Class A4                                                                            0.00
                                                                                      -----------------
                                                                                                                   6,520,012.78
Ending Principal Balance of the Class A Notes
              Class A1                                                                            0.00
              Class A2                                                                            0.00
              Class A3                                                                   68,679,949.90
              Class A4                                                                  107,180,000.00
                                                                                      -----------------          --------------
                                                                                                                 175,859,949.90
                                                                                                                 ==============

Class A3
------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $82,500,000      Original Face $82,500,000     Balance Factor
   $ 3.902043                          $ 79.030458                 83.248424%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                         Pool A                                                            2,755,487.49
                         Pool B                                                              355,580.10
                                                                                      -----------------
                                                                                                                    3,111,067.59
        Class B Overdue Interest, if any                                                           0.00
        Class B Monthly Interest - Pool A                                                     12,916.35
        Class B Monthly Interest - Pool B                                                      1,666.78
        Class B Overdue Principal, if any                                                          0.00
        Class B Monthly Principal - Pool A                                                    98,356.76
        Class B Monthly Principal - Pool B                                                    12,862.70
                                                                                      -----------------
                                                                                                                      111,219.46
        Ending Principal Balance of the Class B Notes
                         Pool A                                                            2,657,130.73
                         Pool B                                                              342,717.40
                                                                                      -----------------       ------------------
                                                                                                                    2,999,848.13
                                                                                                              ==================

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $4,880,000     Original Face $4,880,000       Balance Factor
      $ 2.988346                   $ 22.790873                 61.472298%
------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                         Pool A                                                            5,505,328.50
                         Pool B                                                              710,431.57
                                                                                      -----------------
                                                                                                                    6,215,760.07
        Class C Overdue Interest, if any                                                           0.00
        Class C Monthly Interest - Pool A                                                     26,255.83
        Class C Monthly Interest - Pool B                                                      3,388.17
        Class C Overdue Principal, if any                                                          0.00
        Class C Monthly Principal - Pool A                                                   196,511.96
        Class C Monthly Principal - Pool B                                                    25,699.04
                                                                                      -----------------
                                                                                                                      222,211.00
        Ending Principal Balance of the Class C Notes
                         Pool A                                                            5,308,816.54
                         Pool B                                                              684,732.53
                                                                                      -----------------       ------------------
                                                                                                                    5,993,549.07
                                                                                                              ==================

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $9,750,000     Original Face $9,750,000       Balance Factor
      $ 3.040410                   $ 22.790872                61.472298%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class D Notes
                        Pool A                                                             3,670,218.97
                        Pool B                                                               473,621.03
                                                                                      -----------------
                                                                                                                    4,143,840.00
   Class D Overdue Interest, if any                                                                0.00
   Class D Monthly Interest - Pool A                                                          18,996.44
   Class D Monthly Interest - Pool B                                                           2,451.38
   Class D Overdue Principal, if any                                                               0.00
   Class D Monthly Principal - Pool A                                                        131,007.98
   Class D Monthly Principal - Pool B                                                         17,132.70
                                                                                      -----------------
                                                                                                                      148,140.68
   Ending Principal Balance of the Class D Notes
                        Pool A                                                             3,539,210.99
                        Pool B                                                               456,488.33
                                                                                      -----------------       ------------------
                                                                                                                    3,995,699.32
                                                                                                              ==================

----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $6,500,000    Original Face $6,500,000       Balance Factor
          $ 3.299665                $ 22.790874                  61.472297%
----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
   Beginning Principal Balance of the Class E Notes
                        Pool A                                                             4,590,597.00
                        Pool B                                                               592,390.65
                                                                                      -----------------
                                                                                                                    5,182,987.65
   Class E Overdue Interest, if any                                                                0.00
   Class E Monthly Interest - Pool A                                                          34,322.36
   Class E Monthly Interest - Pool B                                                           4,429.11
   Class E Overdue Principal, if any                                                               0.00
   Class E Monthly Principal - Pool A                                                        163,860.74
   Class E Monthly Principal - Pool B                                                         21,429.05
                                                                                      -----------------
                                                                                                                      185,289.79
   Ending Principal Balance of the Class E Notes
                        Pool A                                                             4,426,736.26
                        Pool B                                                               570,961.60
                                                                                      -----------------       ------------------
                                                                                                                    4,997,697.86
                                                                                                              ==================

----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $8,130,000    Original Face $8,130,000       Balance Factor
   $ 4.766478                    $ 22.790872                   61.472298%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
        Beginning Residual Principal Balance
                              Pool A                                                      5,507,055.04
                              Pool B                                                        710,654.37
                                                                                      -----------------
                                                                                                                    6,217,709.41
        Residual Interest - Pool A                                                            61,398.16
        Residual Interest - Pool B                                                             8,295.18
        Residual Principal - Pool A                                                          196,573.59
        Residual Principal - Pool B                                                           25,707.10
                                                                                      -----------------
                                                                                                                      222,280.69
        Ending Residual Principal Balance
                              Pool A                                                       5,310,481.45
                              Pool B                                                         684,947.27
                                                                                      -----------------       ------------------
                                                                                                                    5,995,428.72
                                                                                                              ==================

X.   PAYMENT TO SERVICER
         - Collection period Servicer Fee                                                                              77,719.25
         - Servicer Advances reimbursement                                                                            427,539.12
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            118,493.24
                                                                                                              ------------------
        Total amounts due to Servicer                                                                                 623,751.61
                                                                                                              ==================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

 XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

 POOL A

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
     at the beginning of the related Collection Period                                                           183,563,494.62

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                     0.00

  Decline in Aggregate Discounted Contract Balance                                                                 6,552,274.35
                                                                                                               ----------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
     at the ending of the related Collection Period                                                              177,011,220.27
                                                                                                               ================

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                          4,001,375.78

      - Principal portion of Prepayment Amounts                                                2,550,898.57

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                    0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                         0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                  0.00
                                                                                            ---------------
                            Total Decline in Aggregate Discounted Contract Balance             6,552,274.35
                                                                                            ===============


 POOL B

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                   23,687,832.74

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                     0.00

  Decline in Aggregate Discounted Contract Balance                                                                   856,880.05

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             ----------------
     ending of the related Collection Period                                                                      22,830,952.69
                                                                                                               ================

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                            816,592.81

      - Principal portion of Prepayment Amounts                                                   40,287.24

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                    0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                         0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                  0.00
                                                                                            ---------------
                            Total Decline in Aggregate Discounted Contract Balance               856,880.05
                                                                                            ===============

                                                                                                               ----------------
 AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               199,842,172.96
                                                                                                               ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

    POOL A                                                                                                        Predecessor
                                                                                    Discounted     Predecessor    Discounted
    Lease #        Lessee Name                                                      Present Value  Lease #        Present Value
    --------------------------------------------------                              -------------  -------------  -----------------
                   NONE

                                                                                    -------------                 -----------------
                                                      Totals:                              $0.00                             $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $272,767,516.82
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
         Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                      YES            NO     X
                                                         ----------     --------

    POOL B                                                                                                        Predecessor
                                                                                    Discounted     Predecessor    Discounted
    Lease #        Lessee Name                                                      Present Value  Lease #        Present Value
    --------------------------------------------------                              -------------  -------------  -----------------
                   NONE

                                                                                    -------------                 -----------------
                                                      Totals:                              $0.00                             $0.00


    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                               $52,325,540.92
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                            0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
    SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                      YES            NO     X
                                                         ----------     --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                             Discounted        Predecessor         Discounted
        Lease #    Lessee Name                                             Present Value       Lease #             Present Value
        --------------------------------------------------------           ---------------     -----------         ---------------
        2707-201   Amber Networks, Inc.                                     $1,045,934.66      2041-203            $  3,154,026.34
        2707-202   Amber Networks, Inc.                                     $  491,545.72
        2708-201   Network Elements, Inc.                                   $1,305,725.82
        2706-202   Coriolis Networks, Inc.                                  $   90,653.94
        2706-207   Coriolis Networks, Inc.                                  $  215,544.48
                   Cash                                                     $    4,621.72
        3271-002   Durham Diagnostic Imaging                                $2,317,472.63      2869-001            $  2,037,442.62




                                                                            -------------                         ----------------
                                                              Totals:       $5,471,498.97                          $  5,191,468.96

        a) DISCOUNTED CONTRACT BALANCES OF ALL                                                                        5,191,468.96
           NON-PERFORMING CONTRACTS
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $272,767,516.82
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     1.90%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account                                       $0.00
    per Contribution & Servicing Agreement Section 7.02


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES              NO     X
                                                    ----------       --------


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                              Predecessor
                                                                           Discounted          Predecessor         Discounted
        Lease #    Lessee Name                                             Present Value       Lease #             Present Value
        --------------------------------------------------------           -------------       -----------         ----------------
                   None









                                                                           ---------------                         ----------------
                                                                Totals:     $        0.00                          $          0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL                                                                     $          0.00
           CONTRACTS SUBSTITUTED
        b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 52,325,540.92
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
        THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
        HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account                                       $0.00
per Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES              NO     X
                                                    ----------       --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
      This Month                                9,858,944.78      This Month                       199,842,172.96
      1 Month Prior                            10,653,695.45      1 Month Prior                    207,251,327.36
      2 Months Prior                            4,453,476.57      2 Months Prior                   227,714,630.44

      Total                                    24,966,116.80      Total                            634,808,130.76

      a) 3 MONTH AVERAGE                        8,322,038.93      b) 3 MONTH AVERAGE               211,602,710.25

      c) a/b                                           3.93%


2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                       No         X
                                                                                        ----------------          --------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                         Yes                       No         X
                                                                                        ----------------          --------------
      B. An Indenture Event of Default has occurred and is then continuing?         Yes                       No         X
                                                                                        ----------------          --------------

4.    Has a Servicer Event of Default occurred?                                     Yes                       No         X
                                                                                        ----------------          --------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                              Yes                       No         X
                                                                                        ----------------          --------------
      B. Bankruptcy, insolvency, reorganization; default/violation of
         any covenant or obligation not remedied within 90 days?                    Yes                       No         X
                                                                                        ----------------         --------------
      C. As of any Determination date, the sum of all defaulted
         contracts since the Closing date exceeds 6% of the ADCB on
         the Closing Date?                                                          Yes                       No         X
                                                                                        ----------------          --------------




6.    Aggregate Discounted Contract Balance at Closing Date                     Balance $ 325,093,057.74
                                                                                        ----------------


      DELINQUENT LEASE SUMMARY

                  Days Past Due         Current Pool Balance                         # Leases
                  -------------         --------------------                         --------
                        31 - 60                 5,473,675.65                               38
                        61 - 90                 5,850,536.75                               20
                       91 - 180                 9,858,944.78                               25


Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization